Income Taxes	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Income Taxes

Note 8. Income Taxes

We have not provided for income taxes in 2019 or 2018 as a result of operating losses. We have net operating loss carryforwards at December 31, 2019 of approximately $3,950,000 that expire in various years through 2039. We have fully reserved our net deferred income tax asset since we are uncertain as to whether future income from operations will be available to utilize it. The approximate deferred tax assets and liabilities, assuming a blended state and federal rate of 26% and the related allowance are as follows:

	2019	2018
Non-current deferred tax assets (liabilities), net:
Tax benefit of net operating loss carryforwards	$1,027,000	$962,000
Less valuation allowance	(1,027,000)	(962,000)
Net deferred tax asset	$-	$-

The valuation reserve increased by $65,000 in 2019 and by $26,000 in 2018.

The provision (benefit) for income taxes differs from the amount computed by applying the statutory federal income tax rate to our loss before income taxes for the years ended December 31, 2019 and 2018. Our combined federal and state effective tax rate as a percentage before taxes for the years ended December 31, 2019 and 2018, approximated 26%. The following are reconciliations of the income tax at the effective tax rate with the income tax at the U.S. federal and state statutory tax rate for the years ended December 31, 2019 and 2018:

	2018	2017
Income tax provision at the federal and state statutory rate	26%	26%
Effect of operating losses and other temporary differences	(26)%	(26)%
Effective tax rates	0%	0%

QDM Holdings Limited [Member]
Income Taxes

6. Income Taxes

Under the current Hong Kong Inland Revenue Ordinance, the Group’s Hong Kong subsidiaries are subject to a 16.5% income tax on their taxable income generated from operations in Hong Kong. On December 29, 2017, Hong Kong government announced a two-tiered profit tax rate regime. Under the two-tiered tax rate regime, the first HK$2.0 million assessable profits will be subject to a lower tax rate of 8.25% and the excessive taxable income will continue to be taxed at the existing 16.5% tax rate. The two-tiered tax regime becomes effective from the assessment year of 2018/2019, which was on or after April 1, 2018. The application of the two-tiered rates is restricted to only one nominated enterprise among connected entities.

The Group did not have current income tax expenses for the years ended March 31, 2020 and 2019 since it did not have taxable incomes in these two years.

As of March 31, 2020, and 2019, there were tax loss carryforward of US$18,785 and US$11,859, respectively, unrecognized since full valuation allowances were provided since it was determined that the associated deferred income tax assets could not meet the more-likely-than-not threshold.

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of March 31, 2020, and 2019, the Group did not have any significant unrecognized uncertain tax positions.